                                                                    EXHIBIT 25.2

   ______DRAFT________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                    ----------------------------------------

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                    13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                    identification No.)

1111 POLARIS PARKWAY
COLUMBUS, OHIO                                                           43271
(Address of principal executive offices)                            (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)

             -------------------------------------------------------

                      E. I. DU PONT DE NEMOURS AND COMPANY
               (Exact name of obligor as specified in its charter)

DELAWARE                                                            51-0014090
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                             identification No.)

1007 MARKET STREET
WILMINGTON, DELAWARE                                                     19898
(Address of principal executive offices)                            (Zip Code)

             -------------------------------------------------------

                                 DEBT SECURITIES

                       (Title of the indenture securities)

                                     GENERAL

Item 1.  General Information.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2.  Affiliations with the Obligor and Guarantors.

      If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

      None.

                                       -2-

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Item 16.  List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      5.    Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.    Not applicable.

      9.    Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 6th day of May, 2005.

                                                    JPMORGAN CHASE BANK, N.A.

                                                    By /s/ Francine Springer
                                                       ---------------------
                                                         Francine Springer
                                                          Vice President

                                       -3-

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                             EXHIBIT 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           JPMorgan Chase Bank, N.A.
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                 at the close of business December 31, 2004, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                  DOLLAR AMOUNTS
                     ASSETS                                                        IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin ............              $  33,880
     Interest-bearing balances .....................................                 32,628
Securities:
Held to maturity securities.........................................                    110
Available for sale securities.......................................                 78,962
Federal funds sold and securities purchased under
     agreements to resell ..........................................
     Federal funds sold in domestic offices                                          31,459
     Securities purchased under agreements to resell                                106,872
Loans and lease financing receivables:
     Loans and leases held for sale.................................                 24,495
     Loans and leases, net of unearned income                                     $ 341,550
     Less: Allowance for loan and lease losses                                        5,313
     Loans and leases, net of unearned income and allowance ........                336,237
Trading Assets .....................................................                236,768
Premises and fixed assets (including capitalized leases)............                  7,994
Other real estate owned.............................................                    141
Investments in unconsolidated subsidiaries and associated
     companies......................................................                    786
Customers' liability to this bank on acceptances outstanding........                    471
Intangible assets Goodwill..........................................                 23,120
Other Intangible assets.............................................                  9,871
Other assets .......................................................                 43,571
TOTAL ASSETS .......................................................              $ 967,365

==========

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

                                   LIABILITIES

Deposits
     In domestic offices .........................................................          $ 367,865
     Noninterest-bearing .........................................................          $ 133,284
     Interest-bearing ............................................................            234,581
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ......................................................            149,845
     Noninterest-bearing..........................................................          $   7,002
     Interest-bearing ............................................................            142,843

Federal funds purchased and securities sold under agree- ments to repurchase:
     Federal funds purchased in domestic offices                                               15,415
     Securities sold under agreements to repurchase                                            71,311
Trading liabilities ..............................................................            140,576
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)....................................             77,735
Bank's liability on acceptances executed and outstanding..........................                471
Subordinated notes and debentures ................................................             18,767
Other liabilities ................................................................             43,384
TOTAL LIABILITIES ................................................................            885,369
Minority Interest in consolidated subsidiaries ...................................              1,356

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.....................................                  0
Common stock .....................................................................              1,785
Surplus  (exclude all surplus related to preferred stock).........................             58,290
Retained earnings.................................................................             20,968
Accumulated other comprehensive income............................................               (403)
Other equity capital components...................................................                  0
TOTAL EQUITY CAPITAL .............................................................             80,640
                                                                                            ---------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                                    $ 967,365
                                                                                            =========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory AUTHORITY AND IS TRUE AND CORRECT.

                                    WILLIAM B. HARRISON, JR. )
                                    JAMES DIMON              ) DIRECTORS
                                    MICHAEL J. CAVANAGH      )